Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan Brown, certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report on Form 20-F of  Pure Capital  Incorporated  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information  contained in the Report on Form 20-F fairly presents in all material  respects the financial  condition and results of operations of Pure Capital Incorporated.

By:

/s/ Alan Brown

Name:

Alan Brown

Title:

Chief Executive Officer

Date:

November 29, 2006

I, Alan Brown, certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Report on Form 20-F of  Pure Capital  Incorporated  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information  contained in the Annual Report on Form 20-F fairly presents in all material  respects the financial  condition and results of operations of Pure Capital Incorporated.

By:

/s/ Alan Brown

Name:

Alan Brown

Title:

Chief Financial Officer

Date:

November 29, 2006